UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )

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Filed by a party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under §240.14a-12

INTERNATIONAL MONEY EXPRESS, INC.

(Name of Registrant as Specified in its Charter)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! INTERNATIONAL MONEY EXPRESS, INC. 2023 Annual Meeting Vote by June 22, 2023 11:59 PM ET  INTERNATIONAL MONEY EXPRESS, INC. 9480 SOUTH DIXIE HIGHWAY MIAMI, FL 33156 V12143-P93520 You invested in INTERNATIONAL MONEY EXPRESS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 23, 2023. Get informed before you vote View the Notice and Proxy Statement, Form of Proxy and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 9, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote in Person at the Meeting* June 23, 2023 11:00 a.m., Eastern Time Miami Marriott Dadeland 9090 S. Dadeland Blvd. Miami, FL 33156 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. V1.2

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the more complete proxy materials, which contain important information and are available on the Internet or by mail. We encourage you to access and review the proxy materials before voting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1.   Election of two Class II directors to the board of directors of International Money Express, Inc. to serve for a term of three years or until their respective successors are duly elected and qualified. Nominees: 01) Debra Bradford 02) John Rincon For 2.  Ratification of BDO USA, LLP as International Money Express, Inc.’s independent registered public accounting firm for the fiscal year ending December 31, 2023. For 3.   Approval of a non-binding advisory resolution regarding the compensation of the named executive officers of International Money Express, Inc. For 4.   A non-binding advisory resolution regarding the frequency of the vote regarding the compensation of the named executive officers of International Money Express, Inc. Year NOTE: In the proxies’ discretion, in accordance with the recommendation of the Company’s board of directors, the proxies are authorized to vote on any other matter that may properly be presented at the 2023 Annual Meeting of Stockholders or any adjournments, continuation or postponement thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V12144-P93520